NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Supplement to the Prospectus Dated May 1, 2007

Small-Cap Growth Portfolio
(formerly, Fasciano Portfolio) (S Class)

                 Effective March 26, 2008, the Fasciano Portfolio changed its name to "Small-Cap Growth Portfolio." In connection with this name change, the Fund was required to adopt a policy that "under normal market conditions, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks of small-capitalization companies." Accordingly, on page 2 of the prospectus under the heading "Goal & Strategy" the first two sentences of the first paragraph are hereby deleted and replaced with the following:

"To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell 2000 Index at the time of purchase. The Fund may continue to hold or add to a position in a stock after the issuer has grown beyond the capitalization range of the Russell 2000 Index."

Additionally, on page 2 of the prospectus under the heading "Goal & Strategy" the following is added to the end of the fourth paragraph:

"The Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in small-capitalization companies without providing shareholders at least 60 days' advance notice."

THE DATE OF THIS SUPPLEMENT IS MARCH 28, 2008.

NEUBERGER BERMAN
A LEHMAN BROTHERS COMPANY
NEUBERGER BERMAN MANAGEMENT INC.
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